Exhibit 10.2

                 TELEWEST COMMUNICATIONS NETWORKS LIMITED

                         SECURED CREDIT FACILITIES
                 SUMMARY OF PRINCIPAL TERMS AND CONDITIONS

The following summary contains basic summary information about the Facilities. This summary may not contain all of the information or terms that are contained in the Senior Facilities Agreement or the Second Lien Facility Agreement.

CLOSING DATE:            The date of first  utilisation  under  the  Senior
                         Facilities  Agreement  not  to be  later  than  31
                         January 2005.

BORROWER:                Telewest Communications Networks Limited ("TCN" or
                         the "BORROWER") and such other borrower as may be provided for as contemplated by the Fees Letter.

PARENT:                  Telewest UK Limited ("TELEWEST UK").

ULTIMATE PARENT:         Telewest Global, Inc. ("TELEWEST GLOBAL").

GROUP:                   Ultimate  Parent  and  all  of  its  subsidiaries,
                         including   each  member  of  the  Target   Group,
                         following a Merger Event.

TCN GROUP:               TCN and its direct and indirect  subsidiaries  and
                         its  associated  partnerships  (but,  following  a
                         Separation,  excluding all or part of the Flextech
                         Group  the  subject  of  such   Separation)   and,
                         following an Integrated Merger Event, including the Target Group.

                         Once all or part of the Flextech Group is excluded, the excluded business shall automatically be released from the guarantee and security package and any sale of any part of the Flextech Group shall be excluded from the mandatory repayment provision.

GUARANTORS:              Telewest  UK and  sufficient  members  of the  TCN
                         Group as will be necessary to ensure that the Borrower and the Guarantors constitute 95% of the Consolidated Annualised TCN Group Net Operating
                         Cash Flow.

OBLIGORS:                The Borrower and the Guarantors (the "OBLIGORS").

INSTRUCTING GROUP:       In  relation  to  each  of the  Senior  Facilities
                         Agreement and the Second Lien Facility Agreement any Lender or a group of Lenders to whom more than 66 2/3% of the aggregate amount outstanding under the Senior Facilities or the Second Lien Facility
                         (as the case may be) are owed.

MANDATED LEAD            Barclays  Capital,  BNP Paribas,  Citigroup Global
ARRANGERS:               Markets  Limited,   Credit  Suisse  First  Boston,
                         Deutsche Bank AG London and Royal Bank of Scotland
                         (the "MANDATED LEAD ARRANGERS" or "MLAs").

BOOKRUNNERS:             Barclays  Capital,  BNP Paribas,  Citigroup Global
                         Markets  Limited,   Credit  Suisse  First  Boston,
                         Deutsche Bank AG London and Royal Bank of Scotland
                         (the "BOOKRUNNERS").

FACILITY AGENT FOR       [To  Come]  (the  "SENIOR   AGENT").
THE  SENIOR LENDERS:

FACILITY AGENT FOR       [To Come] (the  "SECOND  LIEN AGENT" and  together
THE SECOND LIEN          with the Senior Agent, the "AGENTS").
LENDERS:

SECURITY TRUSTEE:        [To Come] (the "SECURITY TRUSTEE").

LENDERS: A group of additional lenders to be determined by the MLAs with the consent of the Borrower.

SENIOR FACILITIES:       The Senior Facilities will consist of a:

                         (i) 7-year amortizing term loan facility of a maximum amount of pound 700,000,000 (the "A FACILITY" or "TRANCHE A");

                         (ii) 8-year  repayment  multi-currency  term  loan
                              facility in a maximum amount of pound 425,000,000 (the "B FACILITY" or "TRANCHE B");

                         (iii)9-year  repayment  multi-currency  term  loan
                              facility in a maximum amount of pound 325,000,000 (the "C FACILITY" or "TRANCHE C" and, together with the A Facility and the B Facility, the "SENIOR TERM FACILITIES"); and

                         (iv) 7-year  revolving  loan facility in a maximum
                              amount of pound 100,000,000 (which shall include an overdraft facility) (save as availability thereunder is reduced from time to time by an amount equal to the aggregate principal amount of (1) any securitisation programme which is a permitted disposal under the Facilities Agreements, and (2) any amount which would otherwise be required to be held in a blocked account under the terms of the Facilities Agreements (the "REVOLVING FACILITY" and, together with the Senior Term Facilities, the "SENIOR FACILITIES").

SECOND LIEN FACILITY:         A 9 1/2 year bullet repayment  multi-currency
                              second lien term loan facility in a maximum amount of pound 250,000,000 (the "SECOND
                              LIEN FACILITY" and,  together with the Senior
                              Term Facilities, the "TERM FACILITIES").

                              The  Term   Facilities   together   with  the
                              Revolving Facility are referred to as the "FACILITIES".

                              The Second Lien Facility will be documented in a separate agreement on identical terms to the Senior Facilities, save where otherwise required by virtue of its second lien status.

AMOUNTS AND                   A FACILITY: Available in Sterling in a single
AVAILABLITY:                  drawing, with an amortization schedule as set
                              forth below:

                              Repayment Date            Amount Repayable
                              --------------            ----------------
                              30 June 2005              pound     5,000,000
                              31 December 2005          pound    15,000,000
                              30 June 2006              pound    25,000,000
                              31 December 2006          pound    30,000,000
                              30 June 2007              pound    40,000,000
                              31 December 2007          pound    50,000,000
                              30 June 2008              pound    65,000,000
                              31 December 2008          pound    70,000,000
                              30 June 2009              pound    80,000,000
                              31 December 2009          pound    80,000,000
                              30 June 2010              pound    80,000,000
                              31 December 2010          pound    80,000,000
                              30 June 2011              pound    80,000,000

                              B FACILITY: Available in Euro, U.S. Dollars and/or Sterling in a single drawing. Amounts outstanding under the B Facility are due in two equal installments payable 7 1/2 and 8 years after the date of the Senior Facilities Agreement.

                              C FACILITY: Available in Euro, U.S. Dollars and/or Sterling in a single drawing. Amounts outstanding under the C Facility are due in two equal installments payable 8 1/2 and 9 years after the date of the Senior Facilities Agreement.

                              REVOLVING FACILITY. The Revolving Facility will be available for drawing in Sterling, subject to the utilisation in full of the Term Facilities and will be available by way of drawings or documentary credits ("DOCUMENTARY CREDITS"). The Revolving Facility will be available until the day one month prior to the final maturity date in respect of the Revolving Facility, subject to a cleandown provision to ensure that the outstanding amounts under the Revolving Facility are reduced to zero for a period of at least five consecutive business days in each annual period. After an Integrated Merger Event, drawings and repayments under the Revolving Facility shall be made in accordance with the Pari Passu Intercreditor Agreement. The Borrower also has the option to cancel all or any portion of the Revolving Facility at any time.

                              SECOND LIEN FACILITY: Available in Euro, U.S. Dollars and/or Sterling in a single drawing. Amounts outstanding under the Second Lien Facility are due in one installment payable 9 1/2 years after the date of the Second Lien Facility Agreement.

ANCILLARY FACILITIES:         The   Borrower   may,   subject   to  certain
                              conditions,   request  one  or  more  of  the
                              following   specialised    facilities:    (i)
                              overdraft,  automated payment, cheque drawing
                              or  other  current  account  facility,   (ii)
                              forward  foreign  exchange  facility,   (iii)
                              derivatives  facility,  (iv) guarantee,  bond
                              issuance,  documentary or stand-by  letter of
                              credit   facility,   (v)   performance   bond
                              facility and/or (vi) any other facility as agreed upon in writing (each an "ANCILLARY
                              FACILITY").

                              Each Ancillary Facility will reduce the commitments under the Revolving Facility by a corresponding amount. The maximum amounts of Revolving Facility which may be used by way of Ancillary Facility is (pound)60,000,000.

PURPOSE: The Term Facilities shall be applied towards the repayment of amounts outstanding under and in connection with the existing Loan Agreement dated 16 March 2001, as amended and restated pursuant to a supplemental deed dated 14 July 2004 and as further amended, supplemented or modified from time to time (the "EXISTING SENIOR CREDIT FACILITIES AGREEMENT"), accrued interest, break costs and any other fees and expenses associated with this transaction. To the extent the Term Facilities are insufficient to meet such payments in full, a portion of the Revolving Facility shall be applied towards such purposes and the remainder of the Revolving Facility shall be applied towards working capital and general corporate purposes of the TCN Group.

CONDITIONS                    First   utilisation   of  the  Facilities  is
PRECEDENT TO FIRST            conditional upon the receipt of, inter alia:
UTILISATION:

                              (i) customary corporate documentation and resolutions;

                              (ii)   necessary      authorizations      and
                                     clearances;

                              (iii) annual audited financial statements of the TCN Group for financial year ended 31 December 2003 and quarterly unaudited financial statements of the TCN Group for each financial quarter ended after such date and at least 45 days prior to the Closing Date;

                              (iv) payment of all fees to the extent then due under the terms of the Fees Letter or the Agency Fee Letter (as defined below);

                              (v) duly executed copies of the finance documentation including a facilities agreement for the Senior Facilities (a "SENIOR FACILITIES AGREEMENT"), a facility agreement for the Second Lien Facility (a "SECOND LIEN FACILITY AGREEMENT" and together with the Senior Facilities Agreement, the "FACILITIES AGREEMENTS"), an agency fee letter (the "AGENCY FEE LETTER"), intercreditor agreements and security documentation (collectively the
                                     "FINANCING DOCUMENTATION");

                              (vi)   copy  of the  group  structure  chart;

                              (vii)  legal opinions;

                              (viii) in the case of the Senior  Facilities,
                                     the Senior Agent being  satisfied that
                                     pound 250,000,000  (or  such amount in
                                     such  currencies  as may be  available
                                     under   the   Second   Lien   Facility
                                     following  exercise of the market flex
                                     provision),  will be drawn  under  the
                                     Second   Lien   Facility   before   or
                                     simultaneously with such utilisation;

                              (ix) in the case of the Second Lien Facility, the Second Lien Agent being satisfied that pound 1,450,000,000 (or such amount in such currencies as may be available under the Senior Term Facilities following exercise of the market flex provision or as originally denominated in other currencies) will be drawn under the Senior Term Facilities before or simultaneously with such utilisation; and

                              (x) satisfactory evidence that the Existing Senior Credit Facilities Agreement will be repaid in full and all security granted in respect thereof has been or will be released upon first drawdown under the Facilities.

                              together   with  such  other   documents   or
                              evidence as the Agents may reasonably request or require.

SECURITY:                     The  Senior  Facilities  will be  secured  by
                              first  priority   perfected  liens  over  the
                              shares and substantially all of the assets of
                              the  Borrower  and  each  of  the  Guarantors
                              (collectively,  the  "COLLATERAL"),  and  the
                              Second  Lien  Facility  will  be  secured  by
                              second  priority  perfected  liens  over  the
                              Collateral;  provided  in each case that,  in
                              the case of Telewest UK, the Collateral shall
                              be  limited  to a pledge of the shares of the
                              Borrower and of any receivables  from time to
                              time  payable to Telewest UK by any member of
                              the   TCN   Group.

INTEREST RATES:               TERM  FACILITIES:  Advances  under  the  Term
                              Facilities  will be the sum of  EURIBOR  (for
                              any  Euro-denominated  advance) or LIBOR (for
                              any advance  denominated in another currency)
                              for  the  relevant   interest   period,   the
                              applicable cost of complying with any reserve
                              requirements   and  the   applicable   margin
                              (either  the  "A  FACILITY  MARGIN",  the  "B
                              FACILITY MARGIN", the "C FACILITY MARGIN" or the "SECOND LIEN FACILITY MARGIN").

                              The A Facility Margin, subject to Margin Ratchet below, will be 2.25% per annum.

                              The B Facility Margin, subject to Margin Ratchet below, will be 2.75% per annum.

                              The C Facility Margin will be 3.25% per annum.

                              The Second Lien Facility Margin will be determined based on market conditions as set forth in the Fees Letter.

                              REVOLVING CREDIT FACILITY: Advances under the Revolving Facility will be the sum of LIBOR for the relevant period, the applicable cost of complying with any reserve requirements and the applicable margin which, subject to Margin Ratchet below, will be 2.25% per annum (the "REVOLVING FACILITY MARGIN").

                              The default interest shall be an additional 1.00% to the applicable margin.

MARGIN RATCHET:               The Applicable  Margin for the A Facility and
                              the Revolving Facility shall, beginning with the first quarter date occurring at least 6 months from the Closing Date, each be subject to a margin ratchet based upon the ratio of Consolidated Net Borrowings to Consolidated
                              Annualised TCN Group Net Operating Cash Flow in accordance with the following table:

                              Ratio                      Applicable  Margin
                              -----                      ------------------
                              Greater than or equal to          2.25%
                              3.75:1
                              Less than 3.75:1 but greater      2.00%
                              than or equal to 3.5:1
                              Less than 3.5:1 but greater       1.85%
                              than or equal to 3.25:1
                              Less than 3.25:1 but greater      1.65%
                              than or equal to 3:1
                              Less than 3:1                     1.50%

                              The Applicable Margin for the B Facility shall be subject to a margin ratchet such that, from and after the first quarter date occurring at least 6 months after the Closing Date on which the ratio of Consolidated Net Borrowings to Consolidated Annualised TCN Group Net Operating Cash Flow is less than or equal to 3.0 to 1.0, the B Facility Margin shall be reduced by 25 basis points.

                              Upon an Event of Default which is continuing, the applicable margin for each of the Revolving Facility, the A Facility and the B Facility will revert back to the initial margin with respect to each such Facility until such time that the Event of Default has been remedied or waived.

INTEREST PAYMENTS:            TERM FACILITIES: Interest payments to be made
                              at the end of each Interest Period (being 1, 2, 3, 6 or, if available to all of the Lenders, 9 or 12 months in duration, at the election of the Borrower, or a longer period, as agreed by the Lenders (and, if the Term exceeds 6 months, on the expiry of each period of 6 months during such Term)). The default interest period in the event no election is made by the Borrower, will be 3 months.

                              REVOLVING FACILITY: Interest payments to be made at the end of each Term (being 1, 2, 3, 6 or, if available to all of the Lenders, 9 or 12 months in duration, at the election of the Borrower, or a longer period, as agreed by the Lenders (and, if the Term exceeds 6 months, on the expiry of each period of 6 months during such Term)).

DOCUMENTARY CREDIT            A letter of credit fee equal to the Revolving
FEES:                         Facility   Margin  will  be  applied  on  the
                              outstanding amount of letters of credit. Such fee will be paid in arrears on the last day of each successive period of three months during the term of the relevant Documentary
                              Credit.

UNDERWRITING FEES:            As set out in the separate Fees Letter.

COMMITMENT FEES:              As set out in the separate Fees Letter.

AGENCY FEE:                   As set out in the separate Agency Fee Letter.

VOLUNTARY                     Upon  3  business   days  prior   notice  for
PREPAYMENTS AND               cancellations   and  5  business  days  prior
COMMITMENT                    notice for prepayments, the Senior Facilities
REDUCTIONS:                   may be  prepaid  in  whole  or in part (if in
                              part, in a minimum amount of  pound 5,000,000
                              or integral  multiples  of   pound 1,000,000)
                              without premium or penalty subject to the payment of any break costs.

                              Any prepayment of the Second Lien Facility prior to the date that is 12 months after the Closing Date (the "NON-CALL PERIOD") will be at par plus the Applicable Make-Whole Premium (to be defined in accordance with customary market terms), together with accrued and unpaid interest, if any, as at the date of prepayment. From and after the end of the Non-Call Period upon 5 business days prior notice, the Second Lien Facility may be prepaid in whole or in part (if in part, in a minimum amount of pound 5,000,000 or integral multiples of pound 1,000,000), subject to the payment of the Second Lien Prepayment Premium referred to below (if applicable) and to the payment of any break costs but otherwise without premium or penalty.

SECOND LIEN                   Any prepayment occurring after the end of the
PREPAYMENT                    Non-Call Period,  in whole or in part, of the
PREMIUM:                      Second Lien Facility  shall be accompanied by
                              a prepayment fee (the "SECOND LIEN PREPAYMENT
                              PREMIUM") which shall be equal to (i) 2.00% of the principal amount of the Second Lien
                              Facility being prepaid, if such prepayment is made at any time after the end of the Non-Call Period but prior to the second anniversary of the Closing Date, (ii) 1.00% of the principal amount of the Second Lien
                              Facility being prepaid, if such prepayment is made at any time on or after the second anniversary of the Closing Date but prior to the third anniversary of the Closing Date, and (iii) 0.00% of the principal amount of the Second Lien Facility being prepaid, if such prepayment is made at any time on or after the third anniversary of the Closing
                              Date.

MANDATORY                     Substantially as set out in Part 1 of Annex A
PREPAYMENTS AND               hereto.
COMMITMENT
REDUCTIONS:

APPLICATION OF                Substantially as set out in Part 1 of Annex A
VOLUNTARY OR                  hereto.
MANDATORY PREPAYMENTS:

REPRESENTATIONS AND           Customary and  appropriate  for financings of
WARRANTIES:                   this  type  (to  include  repetition,   where
                              appropriate, on each utilisation date and the
                              first day of each interest  period),  subject
                              in  each  case  to  agreed   exceptions   and
                              disclosures and where appropriate qualified by reference to materiality or a concept of material adverse effect, including:

                              (i)     due  organisation  and  authority  to
                                      enter     into     the      Financing
                                      Documentation;

                              (ii)    no deduction or tax  withholding  for
                                      any  payment  to be  made  under  the
                                      Financing Documentation;

                              (iii) claims are at least pari passu with senior unsecured obligations;

                              (iv)    no immunity;

                              (v)     recognition   of  governing  law  and
                                      judgments;

                              (vi)    no filing or stamp taxes due;

                              (vii)   all    obligations    under   Finance
                                      Documentation       are       binding
                                      obligations;

                              (viii) no insolvency proceedings (including in relation to (a) winding up, suspension of payments, moratorium, dissolution, adminstration or reorganisation;  (b)  appointment  of
                                      liquidator,  receiver,  adminstrative
                                      receiver,  adminstrator,   compulsory
                                      manager  or  similar   officer;   (c)
                                      composition  or  compromise  of other
                                      arrangement or (d) enforcement of any
                                      of  the  Security  or  any  analogous
                                      step);

                              (ix)    no event of default has occurred;

                              (x) no material proceedings exist or are threatened in writing;

                              (xi)    original  financial   statements  are
                                      prepared in accordance  with UK or US
                                      GAAP, as applicable;

                              (xii) no material adverse change since 31 December 2003;

                              (xiii) no material liabilities which have not been disclosed;

                              (xiv) accuracy of information memorandum, no omission of material information, no materially misleading information and reasonable opinions and assumptions made in preparation of information memorandum, budget and business plan;

                              (xv)    no indebtedness and encumbrances save
                                      as  permitted   under  the  Financing
                                      Documentation;

                              (xvi) execution of Financing Documentation does not conflict with any other agreement, constitutional documents or applicable law;

                              (xvii)  material    accuracy   of   corporate
                                      structure;

                              (xviii) compliance with material environmental
                                      laws;

                              (xix)   all  necessary   authorisations  have
                                      been obtained;

                              (xx) ownership of material intellectual property and no infringement of third party intellectual property rights;

                              (xxi)   ownership of assets;

                              (xxii) payment of taxes and tax residence of Obligors;

                              (xxiii) compliance with pension plan laws;

                              (xxiv) ownership of assets which are subject to the security;

                              (xxv) shares subject to security are fully paid and transfer of such shares on enforcement not restricted by constitutional documents of relevant issuing company;

                              (xxvi)  no     execution,      expropriation,
                                      attachment,   distress  or  analogous
                                      process;

                              (xxvii) inapplicability of Investment  Company
                                      Act and the  Public  Utility  Holding
                                      Company Act;

                              (xxviii)U.S. Patriot Act

                              (xxix)  compliance with applicable laws;

                              (xxx)   no   "disqualified   persons"   under
                                      Broadcasting Act 1990;

                              (xxxi)  adequate insurance;

                              (xxxii) certification   of   centre  of  main
                                      interests; and

                              (xxxiii)no    material    claims    made   or
                                      threatened    in   writing    against
                                      Telewest UK pursuant to the  Transfer
                                      Agreement.

FINANCIAL                     TCN will  provide in  relation to each of (a)
STATEMENTS:                   the TCN Group and (b) the Group:

                              (i) no later than 120 days after the end of each of TCN's financial years, the consolidated financial statements for such financial year in respect of the TCN Group and of the Group, accompanied by an auditor's report thereon;

                              (ii) no later than 45 days after the end of each of Q1, Q2 and Q3 of each financial year, the unaudited consolidated quarterly financial statements of the TCN Group and of the
                                     Group,  other  than in  respect of the
                                     financial   quarter   during  which  a
                                     Merger Event or an  Integrated  Merger
                                     Event occurs,  in which case, no later
                                     than  90  days  after  the end of such
                                     financial quarter; and

                              (iii) no later than 45 days after the end of Q4 in each financial year, the unaudited consolidated management accounts  of the TCN  Group and of the
                                     Group  in  respect  of such  financial
                                     quarter.

                              In relation to the financial information of the Group only, the above requirements
                              (including in relation to the Q4 financial statements in (iii) above) may be satisfied by the provision, within the specified time periods, of copies of reports for the Group already filed with the Securities and Exchange Commission ("SEC") for the relevant period (it being acknowledged that the SEC does not currently require the filing of Q4 statements).

BUDGET: The Borrower will provide, no later than 31 January each year, the annual budget for the TCN Group for such financial year and projections for the current financial quarter.

CHANGE IN                     Each   set  of   financial   information   as
ACCOUNTING POLICIES:          described  in  the   "Financial   Statements"
                              section   above,   will  be  prepared   using
                              accounting policies, practices and procedures
                              consistent   with   that   applied   in   the
                              preparation   of  the  audited   consolidated
                              financial statements of the TCN Group for the
                              period ended  December 31, 2003,  except that
                              the  financial  statements  will be  prepared
                              under U.S.  GAAP  rather than U.K.  GAAP.  If
                              changes  (other than the change to U.S. GAAP)
                              are  made  to  the  TCN  Group's   accounting
                              policies,  practices and  procedures  and the
                              TCN  Group  elects  to  stop   preparing  its
                              financial  statements  on the  same  basis as
                              those   financial   statements,    sufficient
                              information must be provided by TCN to enable the Lenders to make an accurate comparison of the financial positions between the financial information prepared on the changed basis and each set of financial information delivered to the Lenders afterwards.

                              Pursuant to the above, should TCN no longer find it practicable to test compliance with the financial covenants based on the new accounting treatment, then the Agents and TCN will enter into negotiations with a view to agreeing to new covenants, which upon approval by an Instructing Group, will be binding on the Lenders.

COMPLIANCE                    Compliance   Certificates  delivered  by  two
CERTIFICATES:                 authorised  signatories (one of whom shall be
                              the finance director) of TCN:

                              (a) to be delivered every quarter together with the annual or quarterly (as the case may be) financial information relating to the TCN Group, certifying inter alia, compliance with the financial covenants; and

                              (b) following an Integrated Merger Event, certifying satisfaction of the Merger Event Conditions and certain of the Merger Event Integration Tests (each as defined below).

AFFIRMATIVE                   The following  affirmative covenants apply to
COVENANTS:                    the TCN Group, subject in each case to agreed
                              agreed  exceptions   and   where  appropriate
                              qualified by reference to materiality or a concept of material adverse effect:

                              (i)    application  of advances  for purposes
                                     specified;

                              (ii)   execution of  Financing  Documentation
                                     will    not    constitute    financial
                                     assistance or fraudulent conveyance;

                              (iii)  maintenance        of        necessary
                                     authorisations;

                              (iv)   compliance with applicable laws;

                              (v)    maintenance  of  necessary  and  usual
                                     insurance;

                              (vi)   maintenance of applicable licences;

                              (vii)  protecting       and       maintaining
                                     intellectual property rights;

                              (viii) ensuring all claims rank at least pari
                                     passu   with   claims   of   unsecured
                                     unsubordinated creditors;

                              (ix)   payment of taxes;

                              (x) ensure maintenance and operation of pension plans;

                              (xi)   compliance   with  all   environmental
                                     laws;

                              (xii) provide access to records upon the occurrence of an event of default;

                              (xiii) maintenance of the security test;

                              (xiv) provide group structure chart upon material change or inaccuracy;

                              (xv)   contributions  to the TCN  Group to be
                                     by   way  of   subordinated   funding,
                                     capital contribution on subscription;

                              (xvi)  prompt  response to "know your client"
                                     checks;

                              (xvii) requirement that PWC, D&T, KPMG or E&Y
                                     are TCN Group's auditors;

                              (xviii)assistance    with   the   syndication
                                     process;

                              (xix)  notification  of an Integrated  Merger
                                     Event;

                              (xx)   file applicable tax returns;

                              (xxi)  preservation of assets;

                              (xxii) hedging;

                              (xxiii)maintenance of bank accounts;

                              (xxiv) further assurances;

                              (xxv)  meetings with senior management;

                              (xxvi) compliance with ERISA;and

                              (xxvii)notification  of any  material  claims
                                     made  against  Telewest UK pursuant to
                                     the Transfer Agreement.

NEGATIVE COVENANTS:           Substantially as set out in Part 3 of Annex A
                              hereto.

FINANCIAL                     Substantially as set out in Part 2 of Annex A
COVENANTS:                    hereto.

SECOND LIEN                   The    relationship    between   the   Senior
INTERCREDITOR                 Facilities and  the Second Lien Facility will
AGREEMENT:                    be governed by an intercreditor agreement  on
                              customary   market  terms  with  respect  to,
                              amongst other things:

                              (a)  sharing  of  security  and   enforcement
                                   proceeds;

                              (b)  voluntary prepayments;

                              (c) mandatory prepayment from net proceeds of asset disposals and insurance recoveries, equity proceeds and debt proceeds;

                              (d)  enforcement standstills;

                              (e)  payment blockages;

                              (f)  turnover;

                              (g) advance consents or waivers with respect to Collateral;

                              (h)  agreements  not to  challenge  priority;
                                   and

                              (i) amendments to their respective facility agreements.

PARI PASSU                    Following an  Integrated  Merger  Event,  the
INTERCREDITOR                 Lenders   under   each   of    the Facilities
AGREEMENT:                    Agreements  agree to enter into a  Pari Passu
                              Intercreditor Agreement (in a form to be agreed) with the lenders in respect of Target
                              Group Financial Indebtedness and Target Group
                              Refinancing Indebtedness which will govern the relationship between the parties with respect to:

                              (a) availability, drawings and repayments under the respective revolving credit facilities;

                              (b)  voluntary cancellations of commitments;

                              (c)  voluntary prepayments;

                              (d) mandatory prepayments of net proceeds from asset disposals and insurance recoveries, equity proceeds and debt proceeds;

                              (e)  sharing  of  security  and   enforcement
                                   proceeds; and

                              (f) amendments to their respective credit agreements.

EVENTS OF DEFAULT:            Substantially as set out in Part 4 of Annex A
                              hereto.

SEPARATION:                   TCN may, on prior  written  notice,  elect to
                              separate  all or  any  part  of the  Flextech
                              Group from the TCN Group. Upon a Separation, transactions between separated members of the Flextech Group and other members of the TCN
                              Group which  occurred on or after the Closing
                              Date but prior to the relevant Separation which have been permissible only because of such separated member of the Flextech Group's status as a member of the TCN Group shall be unwound or remedied, with exceptions to be agreed relating to intra-group services.

INDEMNIFICATION:              Each      Guarantor      irrevocably      and
                              unconditionally     agrees,    jointly    and
                              severally, to indemnify and hold harmless each finance party against any loss incurred by such party as a result of the obligations of the Borrower being void or unenforceable.

                              The Borrower indemnifies each of the finance parties against (a) costs and liability associated with default and (b) loss incurred by the Lenders as a result of funding or arranging to fund an advance to the Borrower requested but not made because of one or more provisions of the Senior Facilities Agreement or the Second Lien Facility Agreement (as the case may be).

                              In addition, the Borrower agrees to pay applicable break costs within 3 business days of demand as well as agreeing to indemnify the Lenders against currency risk associated with judgments against Obligors.

ASSIGNMENTS/                  The  Lenders  may  assign or  transfer  their
PARTICIPATIONS:               rights  provided that any such assignment  or
                              transfer  does not result in a  participation
                              of more  than  zero  but less  than  (pound)5
                              million  (or its  equivalent  in $ or (euro))
                              save that an  assignment  or transfer  may be
                              made to or by a trust, fund or other non-bank
                              entity    which     participates    in    the
                              institutional  market  which would  result in
                              such    entity     holding    an    aggregate
                              participation  of at least  (pound)1  million
                              (or $1 million or (euro)1 million), provided further that:

                              (i) prior consultation of TCN is sought for any transfer prior to the achievement of a Successful Syndication;

                              (ii) prior  consent of TCN is received  after
                                   the    achievement   of   a   Successful
                                   Syndication (other than in respect of an
                                   assignment  by a lender to its affiliate
                                   which  is  a  qualifying  lender),  such
                                   consent not to be unreasonably  withheld
                                   and to be deemed  to have been  given if
                                   not   declined  in  writing   within  10
                                   Business Days of a written request by any Lender to TCN; and

                              (iii)if  the  transferee  is  a  non-UK  bank
                                   lender,   it  must   provide   TCN  with
                                   evidence of the same.

                              With respect to matters requiring unanimous consent, where Lenders representing no less than 85% of the outstanding amount consent to such matter, TCN may request that any dissenting Lender assigns or transfers its rights under the Senior Facilities Agreement (other than any rights and obligations it may have in its capacity as a Hedge Counterparty) or the Second Lien Facility Agreement (as the case may be) at par to an assignee or transferee as specified by TCN, provided that in relation to any request of TCN in relation to a Lender under the Second Lien Facility, TCN shall, upon such assignment or transfer, pay to that Lender an amount equal to any Applicable Make Whole Premium or any Second Lien Prepayment Premium that would have been payable had an amount equal to that Lender's portion of the Second Lien Facility been voluntarily prepaid by TCN on that date.

                              Any Lender granting a sub-participation in the Facilities shall be restricted from relinquishing its voting rights to the sub-participant except in certain specified circumstances.

WAIVERS AND                   Subject  to the  consent  requirement  of the
AMENDMENTS:                   affected   Lender or Lenders on matters noted
                              below  and  the  Second  Lien   Intercreditor
                              Agreement, each of the Agents, with consent of their respective Instructing Groups and the Obligors, may agree to amend or waive, prospectively or retrospectively, any of the terms of the Facilities other than any:

                              (i)      increase in commitment of a Lender;

                              (ii)     reduction in the  proportion  of any
                                       amount   received  or  recovered  to
                                       which a Lender is entitled;

                              (iii)    decrease in any Applicable Margin;

                              (iv)     change in the currency of account;

                              (v) unless otherwise specified, deferral of a payment date for principal, interest, fee or any other amount due;

                              (vi)     deferral of the termination date;

                              (vii) reduction in percentage constituting the Instructing Group; or

                              (viii) change to any provision which contemplates the need for the
                                       consent  or   approval  of  all  the
                                       Lenders.

                              For the avoidance of doubt, any amendments relating to the Senior Facilities Agreement or the Second Lien Facility Agreement shall only be made in accordance with the provisions of the Senior Facilites Agreement or the Second Lien Facility Agreement (as appropriate) and any amendments relating to a Hedging Agreement shall only be made in accordance with the provisions of such Hedging Agreement, in each case notwithstanding any other provisions of the Finance Documents.

SECURITY AND                  The  release of all or  substantially  all of
GUARANTORS:                   the security under the security  documents or
                              of all or substantially all of the Guarantors
                              from  their   respective   obligations   will
                              require   the   consent  of   Lenders   whose
                              available commitment and outstanding amount aggregate to more than 90 per cent of total commitment plus outstanding amounts.

TAXES: All payments by the Obligors will be made free and clear of all taxes or other deductions or withholdings save to the extent required by law. Standard gross-up provisions are applied (provided that there will be no gross-up in respect of treaty Lenders which have not complied with all procedural formalities to allow them to be paid without withholding).

CONVENTION:                   For  Sterling-denominated  amounts,  interest
                              and commitment fees will be calculated on the basis of a 365-day year (360 days for all other currencies).

GOVERNING  LAW  AND           The  Senior  Facilities   Agreement  and  the
JURISDICTION:                 Second Lien Facility  Agreement  will each be
                              governed by English Law, and each of the Obligors will submit to the non-exclusive jurisdiction of the Courts of England.

AGENTS' COUNSEL:              White & Case